UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2018

CISION LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	000-38140 (Commission File Number)	N/A (IRS Employer Identification No.)

130 East Randolph Street, 7th Floor Chicago, Illinois (Address of Principal Executive Offices)	60601 (Zip Code)

Registrant’s telephone number, including area code: 866-639-5087

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 29, 2018, Cision Ltd. issued a press release announcing preliminary financial results for the quarter and fiscal year ended December 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as "anticipate," "intend," "plan," "goal," "seek," "aim," "strive," "believe," "see," "project," "predict," "estimate," "expect," "continue," "strategy," "future," "likely," "may," "might," "should," "will," "would," "target," similar expressions, and variations or negatives of these words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Accordingly, you should not place undue reliance on these statements, as actual results may vary materially. A detailed discussion of some of the risks and uncertainties that could cause our actual results and financial condition to differ materially from the forward-looking statements is described under the caption "Risk Factors" in our most recent quarterly report on Form 10-Q filed on November 9, 2017, along with our other filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us in this report is based only on information currently available to us and speaks only as of the date of this report. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
99.1	Press release dated January 29, 2018 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2018

CISION LTD.

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated January 29, 2018 (furnished herewith).